Exhibit E
CASH RECOVERY BACKSTOP AGREEMENT
THIS CASH RECOVERY BACKSTOP AGREEMENT (this “Agreement”), dated as of May 6, 2010, is made by and among Visteon Corporation (“Visteon,” and together with its debtor affiliates, the “Debtors”), on the one hand and the entities set forth on Schedule 1 hereto (each referred to herein individually as a “Signatory” and collectively as the “Signatories”), on the other hand. Visteon and each Signatory is referred to herein as a “Party” and collectively, the “Parties.” Except as otherwise provided below, capitalized terms used herein and not defined herein have the meanings ascribed to them in the Equity Commitment Agreement (as defined below).
RECITALS
WHEREAS, on May 28, 2009, the Debtors commenced jointly administered proceedings under chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as may be amended from time to time in the United States Bankruptcy Court for the District of Delaware;
WHEREAS, Visteon is party to that certain Equity Commitment Agreement, dated as of the date hereof, with the Investors listed on Schedule 1 thereto (the “Equity Commitment Agreement”);
WHEREAS, the Debtors intend to propose and submit the Plan to the Bankruptcy Court for its approval;
WHEREAS, the Plan provides for a distribution to each Non-Eligible Holder of its Cash Amount on partial account of such Non-Eligible Holder’s Allowed Claim (each capitalized term in this WHEREAS clause not otherwise defined herein is defined in the Plan); and
WHEREAS, each of the Signatories hereto commit, severally and not jointly, to provide to the Debtors such Signatory’s Distributable Commitment Percentage (as defined below) of the Cash Recovery Backstop Amount (as defined below), in exchange for Visteon issuing to such Signatory such Signatory’s Distributable Commitment Percentage of the Cash Recovery Subscription Equity (as defined in the Plan).
NOW THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Debtors and the Signatories agree as follows:
ARTICLE I.
AVAILABLE EQUITY SECURITIES
Section 1.1. Available Equity Securities. In the event that a Non-Eligible Holder of an Allowed Senior Notes Claim (as defined in the Plan) validly completes and delivers an Election Form (as defined in the Plan) by the Election Form Deadline (as defined in the Rights Offering Procedures (as defined in the Plan)), in accordance with the terms of the Rights Offering Procedures, confirming that such Non-Eligible Holder is not an Accredited Investor, Visteon shall, promptly (and in no event more than five (5) Business Days) following the Election Form Deadline, deliver to each Signatory a written notice (the “Notice”) setting forth: (i) the aggregate Cash Amount to be delivered to all Non-Eligible Holders, (ii) the Cash Recovery Subscription Equity, (iii) the product of the Purchase Price per share multiplied by the number of shares of New Visteon Common Stock (as defined in the Plan) constituting the Cash Recovery Subscription Equity ((i) and (iii) together, the “Cash Recovery Backstop Amount”), and (iv) such Signatory’s Distributable Commitment Percentage. For purposes of this Agreement, “Distributable Commitment Percentage” means the percentage as set forth on Schedule 1 hereto.

Section 1.2. Commitment. Each Signatory hereby irrevocably commits to, severally and not jointly, subscribe for 100% of its Distributable Commitment Percentage of the Cash Recovery Subscription Equity, as set forth in, and in accordance with, Article VI of the Plan and pay to Visteon its Distributable Commitment Percentage of the Cash Recovery Backstop Amount. Each Signatory shall make payments pursuant to such obligations, and receive their Distributable Commitment Percentage of the Cash Recovery Subscription Equity in exchange therefor, as set forth in, and in accordance with, Article VI of the Plan (in the form attached to the Equity Commitment Agreement), subject to the termination of this Agreement pursuant to Article V hereof.
Section 1.3. Issuance and Delivery of Acquired Securities. All Cash Recovery Subscription Equity purchased by a Signatory pursuant to Section 1.2 (the “Acquired Securities”) will be issued on the Effective Date and delivered as soon as practicable thereafter by Visteon to each Signatory or other entity designated under Section 1.5 hereof with all issue, stamp, transfer, sales and use, or similar Taxes or duties that are due and payable (if any) in connection with such delivery duly paid by Visteon.
Section 1.4. Actions. Visteon and each Signatory shall take or cause to be taken all such commercially reasonable actions as may be necessary in order to consummate the transactions contemplated by this Agreement.
Section 1.5. Transfer, Designation and Assignment Rights. Each Signatory shall have the right to (i) designate that some or all of its Acquired Securities be issued in the name of and delivered to, one or more Related Purchasers, (ii) assign all or any portion of its Distributable Commitment Percentage of the Cash Recovery Subscription Equity to a Related Purchaser, and/or (iii) enter into an Additional Investor Agreement with an Ultimate Purchaser to purchase all or any portion of a Signatory’s Acquired Securities and/or Distributable Commitment Percentage of the Cash Recovery Subscription Equity and may designate by written notice to Visteon that some or all of its Acquired Securities be issued in the name of and delivered directly to, such Ultimate Purchasers, provided, in the case of each of the foregoing clauses (i), (ii) and (iii), in accordance with the terms and conditions of Section 3.6 of the Equity Commitment Agreement other than subsection (c) of Section 3.6 of the Equity Commitment Agreement.

ARTICLE II.
VISTEON REPRESENTATIONS AND WARRANTIES
Visteon represents and warrants to, and agrees with, each of the Signatories as set forth below. Except for representations, warranties and agreements that are expressly limited as to their date, each representation, warranty and agreement shall be deemed made as of the date hereof and as of the Effective Date.
Section 2.1. Corporate Power and Authority.
(a) Visteon has or, to the extent executed in the future, shall have when executed the requisite corporate power and authority to enter into, execute and deliver this Agreement and, subject to entry of the Confirmation Order and the expiration, or waiver by the Bankruptcy Court, of the fourteen (14) day period set forth in Bankruptcy Rules 6004(h) and 3020(e), respectively, to perform its obligations hereunder, including the issuance of the Cash Recovery Subscription Equity. Visteon has or, to the extent executed in the future, shall have when executed, taken all necessary corporate action required for the due authorization, execution, delivery and performance by it of this Agreement, including the issuance of the Cash Recovery Subscription Equity.
Section 2.2. Execution and Delivery; Enforceability. This Agreement has been, or prior to its execution and delivery will be, duly and validly executed and delivered by Visteon, and, upon the entry of the Approval Order and the expiration, or waiver by the Bankruptcy Court, of the fourteen (14) day period set forth in Bankruptcy Rule 6004(h), such document will constitute the valid and binding obligations of Visteon, enforceable against Visteon in accordance with its terms.
Section 2.3. No Conflict / Consents and Approvals. Sections 5.5, 5.6 and 5.7 of the Equity Commitment Agreement are hereby incorporated by reference, and made a part of this Agreement; provided, that in lieu of references therein to the Equity Commitment Agreement, the Plan and/or the Transaction Agreements, any such references shall refer to this Agreement; provided, further, that in lieu of the words “Investor Shares and the Shares” therein, such references shall refer to the words “Acquired Securities”; provided, further, that in lieu of the words “Investors and the Rights Holders” therein, such references shall refer to the word “Signatories”; and provided, further, that in lieu of the words “Investor” or “Investors” therein, such references shall refer to the words “Signatory” or “Signatories”, as applicable.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE SIGNATORIES
Each Signatory represents and warrants as to itself only, and agrees with, as of the date hereof, Visteon, severally and not jointly, as set forth below.
Section 3.1. Incorporation. Such Signatory is a legal entity duly organized, validly existing and, if applicable, in good standing (or the equivalent thereof) under the laws of its jurisdiction of incorporation or organization.

Section 3.2. Corporate Power and Authority. Such Signatory has the requisite corporate, limited partnership or limited liability company power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary corporate, limited partnership or limited liability company action required for the due authorization, execution, delivery and performance by it of this Agreement.
Section 3.3. Execution and Delivery. This Agreement (i) has been, or prior to its execution and delivery will be, duly and validly executed and delivered by such Signatory and (ii) upon the entry of the Approval Order and the expiration, or waiver by the Bankruptcy Court of the fourteen (14) day period set forth in Bankruptcy Rule 6004(h), will constitute the valid and binding obligations of such Signatory, enforceable against such Signatory in accordance with its terms.
Section 3.4. No Conflict / Consents and Approvals. Sections 6.4 and 6.5 of the Equity Commitment Agreement are hereby incorporated by reference, and made a part of this Agreement; provided, that in lieu of references therein to the Equity Commitment Agreement, the Plan and/or the Transaction Agreements, such references shall refer to this Agreement; provided, further, that in lieu of the words “Investor” or “Investors” therein, such references shall refer to the words “Signatory” or “Signatories”, as applicable; provided, further, that in lieu of the word “Party” therein, such references shall refer to the Parties hereto; and provided, further, that in lieu of the words “Allocated Portion of the Investor Shares” therein, such references shall refer to the words “Distributable Commitment Percentage of the Cash Recovery Subscription Equity”.
Section 3.5. No Registration / Purchasing Intent / Sophistication, Investigation. Sections 6.6, 6.7 and 6.8 of the Equity Commitment Agreement are hereby incorporated by reference, and made a part of this Agreement; provided, that in lieu of the words “Investor” or “Investors” therein, such references shall refer to the words “Signatory” or “Signatories”, as applicable; and provided, further, that in lieu of the words “Investor Shares” therein, such references shall refer to the words “Acquired Securities.”
ARTICLE IV.
INDEMNIFICATION AND CONTRIBUTION
Section 4.1. Indemnification Obligations / Indemnification Procedure / Settlement / Contribution. Sections 9.1 through and including 9.6 of the Equity Commitment Agreement are hereby incorporated by reference, and made a part of this Agreement; provided, that in lieu of references therein to the Equity Commitment Agreement and/or the Rights Offering, such references shall refer to this Agreement; provided, further, that in lieu of the words “Investor” or “Investors” therein, such references shall refer to the words “Signatory” or “Signatories”, as applicable; provided, further, that in lieu of the words “Breaching Investor” therein, such references shall refer to the words “Breaching Signatory”; provided, further, that in lieu of the words “Investor Shares” therein, such references shall refer to the words “Acquired Securities”; provided, further, that the last sentence of Section 9.4 therein is not incorporated herein; provided, further, that in lieu of the words “Purchase Price” therein, such references shall refer to the words “the price paid by such Indemnified Person per Acquired Security received by such Indemnified Person”; and provided, further, that in lieu of references therein to Article IX, such references shall refer to this Section 4.1.

Section 4.2. Survival of Representations and Warranties. Notwithstanding any investigation at any time made by or on behalf of any Party, all representations, warranties and agreements made in this Agreement will survive the execution and delivery of this Agreement, except that the representations incorporated by reference in Section 2.3 hereof from Section 5.6 and 5.7 of the Equity Commitment Agreement will survive only for a period of two (2) years after the Effective Date.
ARTICLE V.
TERMINATION
Section 5.1. Termination. This Agreement will be automatically terminated and the transactions contemplated hereby will be abandoned effective upon the termination of the Equity Commitment Agreement in accordance with its terms.
Section 5.2. Effect of Termination. Upon termination under this Article V, all rights and obligations of the Parties under this Agreement shall terminate without any liability of any Party to any other Party except that the provisions of the covenants and agreements made by the Parties herein under this Article V and Article VI will survive indefinitely in accordance with their terms.
ARTICLE VI.
MISCELLANEOUS
Section 6.1. Notices. All notices and other communications in connection with this Agreement will be in writing and will be deemed given (and will be deemed to have been duly given upon receipt) if delivered personally, sent via electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as will be specified by like notice):
(a) If to Visteon:
Visteon Corporation
One Village Center Drive
Van Buren Township, Michigan 48111
Facsimile: (734) 710-7112
Attention: William G. Quigley, III
Chief Financial Officer

with a copy (which shall not constitute notice) to:
Pachulski Stang Ziehl & Jones LLP
919 North Market Street, 17th Floor
Wilmington, Delaware 19899-8705
Facsimile: (302) 652-4400
Attention: Laura Davis Jones
James E. O’Neill
Mark M. Billion
and
Kirkland & Ellis LLP
300 North LaSalle
Chicago, Illinois 60654
Facsimile: (312) 862-2200
Attention: James H. M. Sprayregen, P.C.
James J. Mazza, Jr.
Gerald T. Nowak, P.C.
Howard Norber
and
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Facsimile: (212) 446-4900
Attention: Marc Kieselstein, P.C.
Brian S. Lennon
(b) If to any Signatory:
To the address listed on such Signatory’s signature page hereto;
with a copy (which shall not constitute notice) to:
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Facsimile: (212) 698-3599
Attention: Michael Sage
Derek Winokur
and

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, New York 10036
Facsimile: (212) 872-1002
Attention: Arik Preis
with a further copy (which shall not constitute notice) to:
White & Case LLP
Wachovia Financial Center
200 South Biscayne Boulevard
Suite 4900
Miami, Florida 33131
Facsimile: (305) 358-5744
Attention: Thomas E Lauria
and
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Facsimile: (212) 354-8113
Attention: Gerard Uzzi
Gregory Pryor
Section 6.2. Specific Performance / Limitation on Remedies. Section 11.9 of the Equity Commitment Agreement is hereby incorporated by reference, and made a part of this Agreement; provided, that in lieu of the words “Investor” and “Investors” therein, such references shall refer to the words “Signatory” and “Signatories”; provided, further, that in lieu of references therein to the Rights Offering or the Equity Commitment Agreement, such references shall refer to this Agreement; provided, further, that in lieu of references therein to Section 11.9, such references shall refer to this Section 6.2; provided, further, that in lieu of references therein to Article IX, such references shall refer to Section 4.1; provided, further, that references therein to Section 4.2 shall be deemed deleted.
Section 6.3. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of Visteon and the Requisite Signatories, other than an assignment by a Signatory in accordance with Section 1.5. For purposes of this Agreement, “Requisite Signatories” means the Signatories holding an aggregate Distributable Commitment Percentage of greater than fifty percent (50%). This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the Parties any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

Section 6.4. Amendment and Waiver. Any provision of this Agreement may be amended or waived only in a writing signed by each of the Signatories and Visteon. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.
Section 6.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF. THE PARTIES CONSENT AND AGREE THAT ANY ACTION TO ENFORCE THIS AGREEMENT OR ANY DISPUTE, WHETHER SUCH DISPUTES ARISE IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY SHALL BE BROUGHT EXCLUSIVELY IN THE BANKRUPTCY COURT. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT. EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE BANKRUPTCY COURT, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY THE BANKRUPTCY COURT OR (III) ANY LITIGATION OR OTHER PROCEEDING COMMENCED IN THE BANKRUPTCY COURT IS BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING TO AN ADDRESS PROVIDED IN WRITING BY THE RECIPIENT OF SUCH MAILING, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.
Section 6.6. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE AMONG THE PARTIES UNDER THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
Section 6.7. Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.

Section 6.8. Effectiveness. This Agreement is expressly contingent on, and shall automatically become effective on such date as both (i) the Approval Order has been entered by the Bankruptcy Court and (ii) each Party to this Agreement has executed this Agreement; provided, that no Party has rejected, terminated or repudiated this Agreement prior to the entry of the Approval Order by the Bankruptcy Court; provided, further, that Visteon’s obligations under Sections 7.1, 7.2(b)(i) and 7.2(b)(ii) of the Equity Commitment Agreement shall be effective and in full force and effect upon the execution of the Equity Commitment Agreement by the parties thereto.
[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.
COMPANY

VISTEON CORPORATION
By:	/s/ Michael K. Sharnas
	Name:	Michael K. Sharnas
	Title:	Vice President and General Counsel

SIGNATORY

ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P.
By:	/s/ Jim Phuog
	Name:	Jim Phuog
	Title:	VP
Address:
c/o Alden Global Capital
885 Third Avenue, 34th Floor
New York, NY 10022
Facsimile: (212) 702-0145
Attention: General Counsel
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
NEWFINANCE ALDEN SPV
By: Alden Global Capital, its Trading Partner

By:	/s/ Jim Phuog
	Name:	Jim Phuog
	Title:	Vice President
Address:
c/o Alden Global Capital
885 Third Avenue, 34th Floor
New York, NY 10022
Facsimile: (212) 702-0145
Attention: General Counsel
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

ALLEN ARBITRAGE, L.P.
By:	/s/ Tal Gurion
	Name:	Tal Gurion
	Title:	Managing Director of Investment Manager
Address:
Allen & Company LLC
711 Fifth Avenue
New York, NY 10022
Facsimile: (212) 508-5839
Attention: Tal Gurion
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

ALLEN ARBITRAGE OFFSHORE
By:	/s/ Tal Gurion
	Name:	Tal Gurion
	Title:	Managing Director of Investment Manager
Address:
Allen & Company LLC
711 Fifth Avenue
New York, NY 10022
Facsimile: (212) 508-5839
Attention: Tal Gurion
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
ARMORY MASTER FUND LTD.

By: Armory Advisors LLC
Its: Investment Manager

By:	/s/ Jay Burnham
	Name:	Jay Burnham
	Title:	Manager
Address:
Armory Advisors
999 Fifth Ave., Suite 450
San Rafael, CA 94901
Facsimile: (415) 259-2745
Attention: Jay Burnham
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
THE SEAPORT GROUP LLC PROFIT SHARING PLAN
By: Armory Advisors LLC
Its: Investment Advisor

By:	/s/ Jay Burnham
	Name:	Jay Burnham
	Title:	Manager
Address:
Armory Advisors
999 Fifth Ave., Suite 450
San Rafael, CA 94901
Facsimile: (415) 259-2745
Attention: Jay Burnham
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
CAPITAL VENTURES INTERNATIONAL
By: Susquehanna Advisors Group, Inc., its authorized
agent

By:	/s/ Joel Greenberg
	Name:	Joel Greenberg
	Title:	Vice President
Address:
c/o Susquehanna Advisors Group, Inc.
401 City Avenue, Suite 220
Bala Cynwyd, PA 19004
Facsimile: (610) 747-2132
(610) 617-3850
Attention: Legal Department
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CASPIAN CAPITAL PARTNERS, L.P.
By:	/s/ David Corleto
	Name:	David Corleto
	Title:	Principal
Address:
500 Mamaroneck Ave, Suite 101
Harrison, NY 10528
Facsimile: (914) 798-4210
Attention: Chris Gebhardt
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:	/s/ David Corleto
	Name:	David Corleto
	Title:	Principal
Address:
500 Mamaroneck Ave, Suite 101
Harrison, NY 10528
Facsimile: (914) 798-4210
Attention: Chris Gebhardt
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

MARINER LDC
By:	/s/ David Corleto
	Name:	David Corleto
	Title:	Principal
Address:
500 Mamaroneck Ave, Suite 101
Harrison, NY 10528
Facsimile: (914) 798-4210
Attention: Chris Gebhardt
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CITADEL SECURITIES LLC
By:	/s/ Christopher L. Ramsay
	Name:	Christopher L. Ramsay
	Title:	Authorized Signatory
Address:
Citadel Securities LLC
601 Lexington Avenue, 45th Floor
New York, NY 10022
Facsimile: (312) 267-7577
Attention: Neal Jhaveri
                  Toby Buchanan
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CSS, LLC
By:	/s/ Jerry White
	Name:	Jerry White
	Title:	Partner
Address:
CSS, LLC
175 W Jackson Blvd Suite 440
Chicago, IL 60604
Facsimile: (312) 542-8500
Attention: Jerry White
                 Mike Moran
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
CUMBERLAND PARTNERS
By: CUMBERLAND GP LLC, its General Partner

By:	/s/ Barry Konig
	Name:	Barry Konig
	Title:	Member
Address:
Cumberland Associates LLC
1114 Avenue of the Americas, 38th Floor
New York, NY 10036
Facsimile: (212) 703-1450
Attention: Barry Konig
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
CUMBERLAND BENCHMARKED PARTNERS, L.P.

By: CUMBERLAND BENCHMARKED GP LLC, its General
Partner

By:	/s/ Barry Konig
	Name:	Barry Konig
	Title:	Member
Address:
Cumberland Associates LLC
1114 Avenue of the Americas, 38th Floor
New York, NY 10036
Facsimile: (212) 703-1450
Attention: Barry Konig
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
LONGVIEW PARTNERS B, L.P.

By: LONGVIEW B GP LLC, its General Partner

By:	/s/ Barry Konig
	Name:	Barry Konig
	Title:	Member
Address:
Cumberland Associates LLC
1114 Avenue of the Americas, 38th Floor
New York, NY 10036
Facsimile: (212) 703-1450
Attention: Barry Konig
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
CUMBER INTERNATIONAL S.A.

By: CUMBERLAND ASSOCIATES LLC, as Investment Advisor

By:	/s/ Barry Konig
	Name:	Barry Konig
	Title:	Member
Address:
Cumberland Associates LLC
1114 Avenue of the Americas, 38th Floor
New York, NY 10036
Facsimile: (212) 703-1450
Attention: Barry Konig
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CYRUS EUROPE MASTER FUND LTD.
By:	/s/ David A. Milich
	Name:	David A. Milich
	Title:	Chief Operating Officer
Address:
Cyrus Capital Partners, L.P.
399 Park Avenue, 39th Floor
New York, NY 10022
Facsimile: 212-380-5915
Attention: Stephon Barnes
                 Anthony Scire
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD.
By:	/s/ David A. Milich
	Name:	David A. Milich
	Title:	Chief Operating Officer
Address:
Cyrus Capital Partners, L.P.
399 Park Avenue, 39th Floor
New York, NY 10022
Facsimile: 212-380-5915
Attention: Stephon Barnes
                 Anthony Scire
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CRESCENT 1 L.P.
By:	/s/ David A. Milich
	Name:	David A. Milich
	Title:	Chief Operating Officer
Address:
Cyrus Capital Partners, L.P.
399 Park Avenue, 39th Floor
New York, NY 10022
Facsimile: 212-380-5915
Attention: Stephon Barnes
                 Anthony Scire
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CRS FUND LTD.
By:	/s/ David A. Milich
	Name:	David A. Milich
	Title:	Chief Operating Officer
Address:
Cyrus Capital Partners, L.P.
399 Park Avenue, 39th Floor
New York, NY 10022
Facsimile: 212-380-5915
Attention: Stephon Barnes
                 Anthony Scire
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CYRUS OPPORTUNITIES MASTER FUND II, LTD.
By:	/s/ David A. Milich
	Name:	David A. Milich
	Title:	Chief Operating Officer
Address:
Cyrus Capital Partners, L.P.
399 Park Avenue, 39th Floor
New York, NY 10022
Facsimile: 212-380-5915
Attention: Stephon Barnes
                 Anthony Scire
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

HALBIS DISTRESSED OPPORTUNITIES MASTER FUND, LTD.
By:	/s/ Peter Sakon
	Name:	Peter Sakon
	Title:	VP
Address:
HSBC Global Asset Management
452 Fifth Avenue, 18th Floor
New York, NY 10018
Facsimile: (212) 525-2380
Attention: Rick W. Liu, CFA,
Vice President
                 Gene Loughlin
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

MERCED PARTNERS LIMITED PARTNERSHIP
By:	/s/ Thomas G. Rock
	Name:	Thomas G. Rock
	Title:	Authorized Representative
Address:
c/o EBF & Associates, L.P.
601 Carlson Parkway, Suite 200
Minnetonka, MN 55305
Facsimile: (952) 476-7201
Attention: Thomas G. Rock
                 Stuart Brown
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

MERCED PARTNERS II, L.P.
By:	/s/ Thomas G. Rock
	Name:	Thomas G. Rock
	Title:	Authorized Representative
Address:
c/o EBF & Associates, L.P.
601 Carlson Parkway, Suite 200
Minnetonka, MN 55305
Facsimile: (952) 476-7201
Attention: Thomas G. Rock
                 Stuart Brown
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

QVT FUND LP
By:	/s/ Nick Bruman	/s/ Tracy Fu

	Name: Nick Bruman	Tracy Fu
	Title: Managing Member	Managing Member
Address:
c/o QVT Financial LP
1177 Avenue of the Americas, 9th Floor
New York, NY 10036
Facsimile: (212) 705-8801
Attention: Michael Rosenthal
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

QUINTESSENCE FUND L.P.

By:	/s/ Nick Bruman	/s/ Tracy Fu

	Name: Nick Bruman	Tracy Fu
	Title: Managing Member	Managing Member
Address:
c/o QVT Financial LP
1177 Avenue of the Americas, 9th Floor
New York, NY 10036
Facsimile: (212) 705-8801
Attention: Michael Rosenthal
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

RIVA RIDGE MASTER FUND, LTD.
By:	/s/ Stephen Golden
Name:
Title:
Address:
c/o Riva Ridge Capital Management LP
55 Fifth Avenue, 18th Floor
New York, NY 10003
Facsimile: (646) 284-9919
Attention: Dennis Parks
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

MARINER LDC
By:	/s/ Stephen Golden
Name:
Title:
Address:
c/o Riva Ridge Capital Management LP
55 Fifth Avenue, 18th Floor
New York, NY 10003
Facsimile: (646) 284-9919
Attention: Dennis Parks
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

SENECA CAPITAL, L.P.
By:	/s/ Mike Anastasio
Name:
Title:
Address:
Seneca Capital L.P.
590 Madison Avenue — 9th floor
New York, NY 10022
Facsimile: (212) 826-1108
Attention: Eric Feingold
                 Tracy Sigal
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

SILVER POINT CAPITAL, L.P.
By:	/s/ Michael Gatto
	Name:	Michael Gatto
	Title:	Authorized Person
Address:
Silver Point Capital, L.P.
2 Greenwich Plaza, 1st Floor
Greenwich, CT 06830
Facsimile: (203) 542-4141
Attention: Jeff Forlizzi
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
SPECTRUM INVESTMENT PARTNERS, L.P.
By: Spectrum Group Management LLC

By:	/s/ Jeffrey A. Schaffer
	Name:	Jeffrey A. Schaffer
	Title:	Managing Member
Address:
c/o Spectrum Group Management LLC
1250 Broadway, Suite 810
New York, NY 10001
Facsimile: (212) 983-2322
Attention: Jeffrey A. Schaffer
                 David D.R. Bullock
With a copy to:
Spectrum Group Management LLC
1250 Broadway, Suite 810
New York, NY 10001
Facsimile: (212) 983-2322
Attention: Stephen C. Jacobs
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
SIPI MASTER LTD.
By: Spectrum Investment
Management LLC

By:	/s/ Jeffrey A. Schaffer
	Name:	Jeffrey A. Schaffer
	Title:	Managing Member
Address:
c/o Spectrum Group Management LLC
1250 Broadway, Suite 810
New York, NY 10001
Facsimile: (212) 983-2322
Attention: Jeffrey A. Schaffer
                 David D.R. Bullock
With a copy to:
Spectrum Group Management LLC
1250 Broadway, Suite 810
New York, NY 10001
Facsimile: (212) 983-2322
Attention: Stephen C. Jacobs
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

STARK MASTER FUND LTD.
By:	/s/ Donald T. Bobbs
	Name:	Stark Offshore Management LLC
	Title:	Investment Manager
	By:	Donald T. Bobbs Authorized Signatory
Address:
c/o Stark Offshore Management LLC
3600 S. Lake Drive
St. Francis, WI 53235
Facsimile: (414) 294-7700
Attention: Don Bobbs
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

STARK CRITERION MASTER FUND LTD.
By:	/s/ Donald T. Bobbs
	Name:	Stark Criterion Management LLC
	Title:	Investment Manager
	By:	Donald T. Bobbs Authorized Signatory
Address:
c/o Stark Criterion Management LLC
3600 S. Lake Drive
St. Francis, WI 53235
Facsimile: (414) 294-7700
Attention: Don Bobbs
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
UBS SECURITIES LLC (Solely with respect to the
Distressed Debt Trading Group)

By:	/s/ Daniel S. Fruman
	Name:	Daniel S. Fruman
	Title:	Managing Director

By:	/s/ Jeffrey Teach
	Name:	Jeffrey Teach
	Title:	MD
Address:
UBS Securities LLC
677 Washington Boulevard
Stamford, CT 06901
Facsimile: (203) 719-0680
Attention: Fixed Income Legal
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

VENOR CAPITAL MASTER FUND LTD.
By:	/s/ Michael Wartell
	Name:	Michael Wartell
	Title:	Authorized Signatory
Address:
c/o Venor Capital Management LP
Times Square Tower
7 Times Square, Suite 3505
New York, NY 10036
Facsimile: (212) 703-2111
Attention: Michael Scott
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

WHITEBOX HEDGED HIGH YIELD PARTNERS, L.P.
By:	/s/ Mark Strefling
	Name:	Mark Strefling
	Title:	CLO
Whitebox Hedged High Yield Partners, LP
Whitebox Hedged High Yield Advisors, LLC
Whitebox Advisors, LLC
Address:
Whitebox Advisors
3033 Excelsior Blvd, Suite 300
Minneapolis, MN 55416
Facsimile: (612) 253-6151
Attention: Pete Wiley
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

WHITEBOX COMBINED PARTNERS, L.P.
By:	/s/ Mark Strefling
	Name:	Mark Strefling
	Title:	CLO
Whitebox Hedged High Yield Partners, LP
Whitebox Hedged High Yield Advisors, LLC
Whitebox Advisors, LLC
Address:
Whitebox Advisors
3033 Excelsior Blvd, Suite 300
Minneapolis, MN 55416
Facsimile: (612) 253-6151
Attention: Pete Wiley
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CQS CONVERTIBLE AND QUANTITATIVE STRATEGIES MASTER FUND LIMITED
By:	/s/ Tara Glaser
	Name:	Tara Glaser
	Title:	Authorized Signatory
Address:
c/o CQS (US), LLC
152 West 57th Street, 41st Floor
New York, NY 10019
Facsimile: (917) 206-4099
Attention: Mark Unferth
                  Tim McArdle
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

CQS DIRECTIONAL OPPORTUNITIES MASTER FUND LIMITED
By:	/s/ Tara Glaser
	Name:	Tara Glaser
	Title:	Authorized Signatory
Address:
c/o CQS (US), LLC
152 West 57th Street, 41st Floor
New York, NY 10019
Facsimile: (917) 206-4099
Attention: Mark Unferth
                 Tim McArdle
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

KIVU INVESTMENT FUND LIMITED
By:	/s/ Peter M. Fletcher
	Name:	Peter M. Fletcher
	Title:	Director
Address:
c/o CQS (US), LLC
152 West 57th Street, 41st Floor
New York, NY 10019
Facsimile: (917) 206-4099
Attention: Mark Unferth
                 Tim McArdle
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
DEUTSCHE BANK SECURITIES INC.
(SOLELY WITH RESPECT TO THE DISTRESSED PRODUCTS GROUP)

By:	/s/ Ray Costa
	Name:	Ray Costa
	Title:	Managing Director

By:	/s/ Charles J. Lanktree
	Name:	Charles J. Lanktree
Title:
Address:
60 Wall Street
New York, NY 10005
Facsimile: (212) 797-4666
Attention: Tom Higbie
                  Philip Giordano
                  James MacInnis
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

ELLIOTT INTERNATIONAL, L.P.
By:	/s/ Joshua Nadell
	Name:	Joshua Nadell
	Title:	Vice President
Address:
c/o Elliott Management Corporation
712 Fifth Avenue
35th Floor
New York, NY 10019
Facsimile: (888) 341-0656
Attention: Kimberly A. Reinhardt — Gonzales Ross Rosen
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

THE LIVERPOOL LIMITED PARTNERSHIP
By:	/s/ Joshua Nadell
	Name:	Joshua Nadell
	Title:	Vice President
Address:
c/o Elliott Management Corporation
712 Fifth Avenue
35th Floor
New York, NY 10019
Facsimile: (888) 341-0656
Attention: Kimberly A. Reinhardt — Gonzales Ross Rosen
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
GOLDMAN, SACHS & CO.
(SOLELY WITH RESPECT TO THE HIGH YIELD DISTRESSED INVESTING GROUP)

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Managing Director
Address:
200 West Street, 6th Floor
New York, NY 10282
Facsimile: (646) 576-3388
Attention: Ned Oakley
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

MONARCH MASTER FUNDING LTD
By:	/s/ Michael A. Weinstock
	Name:	Michael A. Weinstock
	Title:	Managing Principal
Address:
Monarch Alternative Capital LP
535 Madison Avenue
New York, NY 10022
Facsimile: (866) 401-0532
Attention: Robert Burns,
General Counsel
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY

OAK HILL ADVISORS, L.P.
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Signatory
Address:
1114 Avenue of the Americas
27th Floor
New York, NY 10036
Facsimile: (212) 735-5287
Attention: Jeffrey Kirt
                  Gregg Rubin
Signature Page to Cash Recovery Option Backstop Agreement

SIGNATORY
SOLUS ALTERNATIVE ASSET MANAGEMENT LP

By:	/s/ Nicholas Signorile
	Name:	Nicholas Signorile
	Title:	COO/CFO
Address:
430 Park Avenue
New York, NY 10022
Facsimile: (212) 284-4320
Attention: Arthur Kaz
Signature Page to Cash Recovery Option Backstop Agreement

SCHEDULE 1
SCHEDULE 1

SCHEDULE 1
DISTRIBUTABLE COMMITMENT PERCENTAGES

Distributable
	$ Cash Backstop	Commitment
Signatory	Commitment	Percentage
Alden Global Distressed Opportunities Fund, L.P.
Allen Arbitrage, L.P.
Allen Arbitrage Offshore
Armory Master Fund Ltd.
Capital Ventures International
Caspian Capital Partners, L.P.
Caspian Select Credit Master Fund, Ltd.
Citadel Securities LLC
CQS Convertible and Quantitative Strategies Master Fund Limited
CQS Directional Opportunities Master Fund Limited
Crescent 1 L.P.
CRS Fund Ltd.
CSS, LLC
Cumber International S.A.
Cumberland Benchmarked Partners, L.P.
Cumberland Partners
Cyrus Europe Master Fund Ltd.
Cyrus Opportunities Master Fund II, Ltd.
Cyrus Select Opportunities Master Fund, Ltd.
Deutsche Bank Securities Inc. (Solely with respect to the Distressed Products Group)
Elliott International, L.P.
Goldman, Sachs & Co. (Solely with respect to the High Yield Distressed Investing Group)
Halbis Distressed Opportunities Master Fund Ltd.
Kivu Investment Fund Limited
LongView Partners B, L.P.
Mariner LDC (Caspian)
Mariner LDC (Riva Ridge)
Merced Partners II, L.P.
Merced Partners Limited Partnership
Monarch Master Funding Ltd.
NewFinance Alden SPV
Oak Hill Advisors, L.P.
Quintessence Fund L.P.
QVT Fund LP
Riva Ridge Master Fund, Ltd.

SCHEDULE 1

		Distributable
	$ Cash Backstop	Commitment
Signatory	Commitment	Percentage
Seneca Capital LP
Silver Point Capital, L.P.
SIPI Master Ltd.
Solus Alternative Asset Management LP
Spectrum Investment Partners, L.P.
Stark Criterion Master Fund Ltd.
Stark Master Fund Ltd.
The Seaport Group LLC Profit Sharing Plan
The Liverpool Limited Partnership
UBS Securities LLC
Venor Capital Master Fund Ltd.
Whitebox Combined Partners, L.P.
Whitebox Hedged High Yield Partners, L.P.
TOTAL	$50,000,000.00	100.00000%